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                                                                   Exhibit 10.14
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                       INTELLECTUAL PROPERTY AND TRADEMARK
                               LICENSE AGREEMENT

                                      among

                                  SUNOCO, INC.

                               SUNOCO, INC. (R&M)

                                 SUNMARKS, INC.

                         SUNOCO LOGISTICS PARTNERS L.P.

                    SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

                   SUNOCO PARTNERS MARKETING & TERMINALS L.P.

                              SUNOCO PIPELINE L.P.

                                       and

                               SUNOCO PARTNERS LLC

================================================================================

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                       INTELLECTUAL PROPERTY AND TRADEMARK
                                LICENSE AGREEMENT

     THIS INTELLECTUAL PROPERTY AND TRADEMARK LICENSE AGREEMENT ("Agreement") is entered into on, and effective as of, the Closing Date (as defined herein) among Sunoco, Inc., a Pennsylvania corporation ("Sunoco"), on behalf of itself and the other Sunoco Entities (as defined herein), Sunoco, Inc. (R&M), a Pennsylvania corporation ("Sunoco R&M"), Sunmarks, Inc., a Delaware corporation ("Sunmarks"), Sunoco Logistics Partners L.P., a Delaware limited partnership (the "Partnership"), Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the "Operating Partnership"), Sunoco Partners Marketing & Terminals L.P., a Delaware limited partnership ("Sunoco Marketing"), Sunoco Pipeline L.P., a Texas limited partnership ("Sunoco Pipeline"), and Sunoco Partners LLC, a Pennsylvania limited liability company ("Sunoco Partners LLC"). The above-named entities are sometimes referred to in this Agreement each as a "Party" and collectively as the "Parties."

                                R E C I T A L S:

     1. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Article II, with respect to licenses regarding Existing Intellectual Property (as defined herein);

     2. The Parties further desire to set forth their understanding, as more fully set forth in Article II, regarding the ownership rights with respect to the Intellectual Property Rights (as defined herein) invented, created, authored, disclosed, or developed by Sunoco Partners LLC in connection with the providing of Services to the Partnership Group;

     3. Licensors own all right, title and interest in and to the Marks (as defined herein), and the goodwill associated with the Marks.

     4. Licensors and/or their Affiliates have used the Marks in connection with numerous products and services, including gasoline, kerosene, lubricating oils, greases, storage batteries, antifreeze, brake fluid, automotive service station services, and heating oil.

     5. Licensees desire to obtain, and Licensors agree to permit, a license to use the Marks, all in accordance with the terms and conditions of this Agreement.

                                    ARTICLE I
                                   Definitions

     1.1 Definitions.

          (a) As used in this Agreement, the following terms shall have the respective meanings set forth below

          "Affiliate" is defined in the Partnership Agreement.

          "Applicable Period" means the period commencing on the Closing Date and terminating on the date on which the Partnership ceases to be an Affiliate of Sunoco.

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          "Approved Uses" is defined in Section 2.4.

          "Assets" means all assets conveyed, contributed, or otherwise transferred by the Sunoco Entities to the Partnership Group prior to or on the Closing Date and any assets acquired by the Partnership Group pursuant to the exercise of the purchase options granted under Article VI of the Omnibus Agreement.

          "Closing Date" means the date of the closing of the Partnership's initial public offering of Common Units.

          "Common Units" is defined in the Partnership Agreement.

          "Confidential Information" means all confidential information in tangible or intangible form, including but not limited to, process design, equipment drawings, technical specifications, processes, trade secrets, process measurements, technical reports, analyses, tests, plans, drawings, models, ideas, schemes, correspondence, communications, lists, manuals, computer programs, software, techniques, methods, processes, routines, systems, procedures, practices, operations, modes of operation, apparatus, equipment, business opportunities, know-how, customer and supplier lists, and methods of combining information. Confidential Information shall not include, and all obligations regarding Confidential Information shall not apply to, information that:

          (i) was already known by (as established by dated documentation) Recipient at the time of the receipt of the Confidential Information by Recipient from the Disclosing Party;

          (ii) is or becomes available to the industry (e.g., available in the technical literature, databases, or the like) or is in, or subsequently enters, the public domain other than as a result of a disclosure by the Recipient in breach of this Agreement;

          (iii) is received by the Recipient from a third party unless the Recipient is aware that such third party was subject to a confidentiality obligation to the Disclosing Party with respect to such Confidential Information;

          (iv) is independently developed by a Person without access to the Confidential Information provided by the Disclosing Party;

          (v) was or is furnished by the Disclosing Party to a third party without confidentiality restrictions; or

          (vi) is approved for release by written authorization of the Disclosing Party.

          "Conflicts Committee" is defined in the Partnership Agreement.

          "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

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          "Disclosing Party" is defined in Section 2.4.

          "Drawings and Records" means all tangible, digital, or electronic records related to the business and operations of Sunoco Pipeline and Sunoco Marketing and their Affiliates, including but not limited to, engineering drawings. operating manuals, technical data, process designs, flow diagrams, maps, schematics, databases, operating records, laboratory analysis, engineering studies, flow diagrams, environmental studies, health and safety records.

          "Existing Intellectual Property" means the Intellectual Property Rights of Sunoco Pipeline and Sunoco Marketing as of the Closing Date as a result of the transactions contemplated by the Partnership Agreement. The "Existing Intellectual Property" shall not include any trademarks, service marks, trade names, domain names, registrations and applications for registrations for the foregoing.

          "General Partner" is defined in the Partnership Agreement.

          "Intellectual Property Rights" means the following foreign and domestic intellectual property rights, both statutory and common law rights, if applicable: (a) all trademarks, service marks, trade names, domain names, registrations and applications for registrations for the foregoing; (b) patents, pending patent applications, and patents subsequently issuing from patent applications; (c) copyrights and registrations and applications for registrations thereof; and (d) Confidential Information.

          "Licensees" means the Partnership Group and the General Partner.

          "Licensor Approval" is defined in Section 3.2.

          "Licensors" means Sunoco and Sunmarks.

          "Limited Partner" is defined in the Partnership Agreement.

          "Marks" means all right, title and interest in and to the trademarks and trade names, or domain names, SUNOCO, and variations thereof, and SUNOCO DIAMOND DESIGN, and variations thereof, as shown on Schedule I to this Agreement.

          "New Marketing Intellectual Property" means any Intellectual Property Rights invented, created, authored, disclosed, or developed by Sunoco Partners LLC in connection with the providing of Services to the Partnership Group regarding the Assets of Sunoco Marketing. The "New Marketing Intellectual Property" shall not include Intellectual Property Rights invented, created, authored, disclosed, or developed by Sunoco Partners LLC in its performance of services for the Sunoco Entities. In addition, the "New Marketing Intellectual Property" shall not include any trademarks, service marks, trade names, domain names, registrations and applications for registrations for the foregoing. Finally, the parties expressly recognize that certain Intellectual Property Rights may be both New Marketing Intellectual Property and New Pipeline Intellectual Property to the extent that such Intellectual Property Right is used by both Sunoco Pipeline and Sunoco Marketing; however, Sunoco Pipeline shall own all right, title, and

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     interest in and to such Intellectual Property Rights with respect to its field of activities and Sunoco Marketing shall own all right, title, and interest in and to such Intellectual Property Rights with respect to its field of activities, and both Sunoco Pipeline and Sunoco Marketing shall jointly have own all right, title, and interest in and to the Intellectual Property Rights outside of both fields of activities.

          "New Pipeline Intellectual Property" means any Intellectual Property Rights invented, created, authored, disclosed, or developed by Sunoco Partners LLC in connection with the providing of Services to the Partnership Group regarding the Assets of Sunoco Pipeline. The "New Pipeline Intellectual Property" shall not include Intellectual Property Rights invented, created, authored, disclosed, or developed by Sunoco Partners LLC in its performance of services for the Sunoco Entities. In addition, The "New Pipeline Intellectual Property" shall not include any trademarks, service marks, trade names, domain names, registrations and applications for registrations for the foregoing. Finally, the parties expressly recognize that certain Intellectual Property Rights may be both New Marketing Intellectual Property and New Pipeline Intellectual Property to the extent that such Intellectual Property Right is used by both Sunoco Pipeline and Sunoco Marketing; however, Sunoco Pipeline shall own all right, title, and interest in and to such Intellectual Property Rights with respect to its field of activities and Sunoco Marketing shall own all right, title, and interest in and to such Intellectual Property Rights with respect to its field of activities, and both Sunoco Pipeline and Sunoco Marketing shall jointly have own all right, title, and interest in and to the Intellectual Property Rights outside of both fields of activities.

          "Omnibus Agreement" means that certain Omnibus Agreement, dated as of the Closing Date, among Sunoco, the General Partner, the Partnership, the Operating Partnership and certain other parties.

          "Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P., dated as of the Closing Date, as such agreement is in effect on the Closing Date, to which reference is hereby made for all purposes of this Agreement. No amendment or modification to the Partnership Agreement subsequent to the Closing Date shall be given effect for the purposes of this Agreement unless consented to by each of the Parties to this Agreement.

          "Partnership Group" means the Partnership, the Operating Partnership and any Subsidiary of any such Person, treated as a single consolidated entity.

          "Partnership Group Member" means any member of the Partnership Group.

          "Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization association, government agency or political subdivision thereof or other entity.

          "Recipient" is defined in Section 2.4.

          "Representative" is defined in Section 2.4.

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          "Services" means all services historically provided and to be provided in the future by Sunoco and its Affiliates for the benefit of the Partnership Group under the Partnership Agreement, the Omnibus Agreement and otherwise.

          "Sunoco Entities" means Sunoco and any Person controlled, directly or indirectly, by Sunoco other than the Partnership Group or the General Partner; and "Sunoco Entity" means any of the Sunoco Entities.

          "Subsidiary" means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

          "Territory" is defined in Section 3.1.

          "Uses" is defined in Section 3.1.

                                   ARTICLE II
                              Intellectual Property

     2.1  Assignments and Grants of Licenses.

          (a) Existing Intellectual Property License to Sunoco Partners LLC. Subject to the terms and conditions herein, Sunoco Pipeline and Sunoco Marketing hereby grant to Sunoco Partners LLC a license and right to use, display, perform, copy, prepare derivative works, sell, offer for sale, and modify the Existing Intellectual Property in furtherance of Sunoco Partners LLC's performance of Services to the Partnership Group.

          (b) Assignment of New Pipeline Intellectual Property and New Marketing Intellectual Property. With respect to the New Pipeline Intellectual Property, Sunoco Partners LLC hereby assigns, sell, transfers, and conveys to Sunoco Pipeline, and Sunoco Pipeline hereby accepts such assignment, sale, transfer and conveyance of, all Sunoco Partners LLC's right, title and interest in and to all New Pipeline Intellectual Property. Sunoco Pipeline and Sunoco Partners LLC hereby grant to Sunoco R&M, and Sunoco R&M hereby accepts such grant of, a royalty-free, perpetual, irrevocable license and right to use, display, perform, copy, prepare derivative works, sell, offer for sale, and modify the New Pipeline Intellectual Property Rights solely for the internal businesses of the Sunoco Entities. With respect to the New Marketing

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Intellectual Property, Sunoco Partners LLC hereby assigns, sell, transfers, and conveys to Sunoco Marketing, and Sunoco Marketing hereby accepts such assignment, sale, transfer and conveyance of, all Sunoco Partners LLC's right, title and interest in and to all New Marketing Intellectual Property. Sunoco Marketing and Sunoco Partners LLC hereby grant to Sunoco R&M, and Sunoco R&M hereby accepts such grant of, a royalty-free, perpetual, irrevocable license and right to use, display, perform, copy, prepare derivative works, sell, offer for sale, and modify the New Marketing Intellectual Property solely for the internal businesses of the Sunoco Entities.

          (c) Third Party Intellectual Property Rights. With respect to any licenses to Intellectual Property Rights of third parties granted after the Closing Date, Sunoco Pipeline and Sunoco Marketing shall undertake to ensure any such licenses include the license and right of Sunoco Partners LLC to use, display, perform, copy, prepare derivative works, sell, offer for sale, and modify such Intellectual Property Rights to the extent necessary for the purposes of providing Services to the Partnership Group hereunder.

          (d) Cross-Licenses of other Intellectual Property Rights Used in the Services. With respect to any Intellectual Property Rights (other than any trademarks, service marks, trade names, domain names, registrations and applications for registrations for the foregoing) of Sunoco Partners LLC that are not New Pipeline Intellectual Property or New Marketing Intellectual Property, but are used by Sunoco Partners LLC in the providing of Services to the Partnership Group or embodied in any Drawings and Records authored or created by Sunoco Partners LLC in the providing of Services to the Partnership Group, Sunoco Partners LLC hereby grants to Sunoco Pipeline and Sunoco Marketing a royalty-free, perpetual, irrevocable license and right to use, display, perform, copy, prepare derivative works, sell, offer for sale, and modify such Intellectual Property Rights in connection with the businesses of Sunoco Pipeline and Sunoco Marketing. Similarly, to the extent that the Existing Intellectual Property Rights are used in any Intellectual Property Rights (other than any trademarks, service marks, trade names, domain names, registrations and applications for registrations for the foregoing) of Sunoco Partners LLC or embodied in any tangible, digital, or electronic records authored or created by Sunoco Partners LLC in the providing of services to third parties other than the Partnership Group, Sunoco Pipeline and Sunoco Marketing hereby grant to Sunoco Partners LLC a royalty-free, perpetual, irrevocable license and right to use, display, perform, copy, prepare derivative works, sell, offer for sale, and modify the Existing Intellectual Property, including the right to sublicense, in connection with the providing of such services to third parties.

     2.2 Execution of Documents. Both during the term of this Agreement and thereafter, Sunoco Partners LLC shall assist Sunoco Pipeline and Sunoco Marketing and each of their nominees at all times in the protection of all New Pipeline Intellectual Property and New Marketing Intellectual Property, both in the United States and all foreign countries, including but not limited to, the execution of all lawful oaths and all assignment documents requested by Sunoco Pipeline or Sunoco Marketing or each of their nominees in connection with: (a) the preparation, prosecution, issuance, and enforcement of any applications for United States or foreign letters patent, including divisions, continuations, continuations-in-part, reissues, and/or extensions thereof, and (b) the preparation, prosecution, issuance, and enforcement of any applications for United States or foreign copyrights in the United States and foreign countries.

                                      -6-

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     2.3   Drawings and Records. Sunoco Pipeline and Sunoco Marketing retain title to all tangible and electronic or digital copies of the Drawings and Records, including all rights of copyright in and to such Drawings and Records. Sunoco Pipeline and Sunoco Marketing grant a royalty-free license to Sunoco Partners LLC to retain, use, copy, or modify the Drawings and Records in furtherance of Sunoco Partners LLC's providing of Services to the Partnership Group. Sunoco Pipeline and Sunoco Marketing acknowledge and agree that Sunoco Partners LLC must have access to, and must be able to use, the Drawings and Records of Sunoco Pipeline and Sunoco Marketing for the purposes of providing Services to the Partnership Group. Sunoco Pipeline and Sunoco Marketing agree to make available or deliver to Sunoco Partners LLC no later than two business days after the Closing Date, at a location to be designated by Sunoco Partners LLC, current and complete copies of all Drawings and Records. During the term of this Agreement, Sunoco Pipeline and Sunoco Marketing agree to make available or deliver, or to cause to be made available or delivered, to Sunoco Partners LLC the Drawings and Records of Sunoco Pipeline and Sunoco Marketing. Sunoco Pipeline and Sunoco Marketing agree that Sunoco Partners LLC may retain copies of the Drawings and Records during the term of this Agreement and after termination of this Agreement for documentation purposes only and to the extent reasonably necessary for purposes of exploiting the right and license granted to Sunoco R&M in Section 2.1; provided, however, that Sunoco Partners LLC and Sunoco R&M shall not provide a copy of any Drawings and Records to any third party other than a Sunoco Entity, as expressly allowed by this Agreement, or as expressly allowed in writing by the Partnership Group. Upon termination of this
Article II, Sunoco Partners LLC shall deliver to Sunoco Pipeline and Sunoco Marketing no later than two business days after the Closing Date, at a location to be designated by Sunoco Pipeline and Sunoco Marketing, current and complete copies of all Drawings and Records.

     2.4   Confidentiality.

          (a) The Parties agree that this Agreement shall govern the confidentiality obligations regarding all disclosures of Confidential Information pursuant to which one Party (the "Disclosing Party") has disclosed Confidential Information to another Party (the "Recipient") under this Agreement. The Disclosing Party reserves its ownership rights, and any third party's ownership rights, in and to any Confidential Information disclosed under this Agreement. The Recipient hereby acknowledges and agrees that, except as expressly provided herein, the Recipient acquires no ownership interest in and to the Confidential Information of the Disclosing Party.

          (b) The Disclosing Party and the Recipient agree that with respect to all disclosures of Confidential Information by a Disclosing Party to a Recipient, the Recipient agrees that it and its officers, directors, partners, employees, affiliates, agents, representatives, and outside auditors who have had or will have access to the Confidential Information (collectively, "Representatives"):

               (i) will keep Confidential Information confidential and will not, without the prior written consent of the Disclosing Party or as allowed by this Agreement, disclose Confidential Information to third parties; and

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               (ii) will not use Confidential Information other than as licensed or contemplated under this Agreement ("Approved Uses"). Moreover, Recipient agrees to transmit the Confidential Information only to such of its Representatives who need to know the Confidential Information for the sole purpose of assisting Recipient in Approved Uses, who are informed of this Agreement, and who have agreed in writing to obligations of confidentiality with the Recipient.

          (c) If any portion of Confidential Information is required to be disclosed by subpoena, law, litigation, or similar legal process, or to a governmental regulatory agency or commission or securities exchange, the Recipient will promptly inform the Disclosing Party of immediately of the existence, terms, and circumstances surrounding such request and before any such disclosure is required so as to allow the Disclosing Party to protect the Confidential Information. The Recipient will consult with the Disclosing Party on the advisability of taking legally-available steps to resist or narrow such request. The Disclosing Party shall thereafter seek to obtain a protective order, and the Recipient shall cooperate with the Disclosing Party in its efforts to obtain a protective order, to restrict access to, and any use or disclosure of, the Confidential Information.

          (d) Upon the termination of the obligations of this Agreement with respect to an item of Confidential Information, the Recipient shall be free to use and disclose such item of information freely and without any obligation to the Disclosing Party.

          (e) The terms of confidentiality under this Agreement shall not be construed to limit either Party's right to independently develop its own technology, technical solutions, engineering solutions, or know-how without the use of the other Party's Confidential Information. Notwithstanding anything to the contrary in this Agreement, neither Party will be restricted at any time by the other Party from utilizing any knowledge, skills, or experience of a general nature acquired as a result of the Agreement.

     2.5 Reservation of Intellectual Property Rights Not Expressly Granted. Nothing in this Agreement shall be construed as conferring by implication, estoppel, or otherwise upon a licensee or assignee any license, assignment, or other right under the Intellectual Property Rights of a party other than as expressly as set forth expressly herein.

     2.6 Warranties; Disclaimers. NOTWITHSTANDING ANYTHING TO THE CONTRARY, SUNOCO PARTNERS LLC PROVIDES THE INTELLECTUAL PROPERTY RIGHTS ASSIGNED OR LICENSED UNDER ARTICLE II HEREIN, AND SUNOCO MARKETING AND SUNOCO PIPELINE PROVIDE THE INTELLECTUAL PROPERTY LICENSED UNDER ARTICLE II HEREIN, AS IS, WITHOUT ANY WARRANTY OF ANY KIND. SUNOCO PARTNERS LLC AND SUNOCO MARKETING AND SUNOCO PIPELINE DISCLAIM ANY AND ALL WARRANTIES, CONDITIONS OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN) WITH RESPECT TO THE SUBJECT MATTER HEREOF, OR ANY PART THEREOF, INCLUDING ANY AND ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS OR SUITABILITY FOR ANY PURPOSE (WHETHER THE PARTY KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE IN FACT AWARE OF

                                      -8-

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ANY SUCH PURPOSE) WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE
IN THE TRADE OR BY COURSE OF DEALING.

     2.7 Certain Approved Transfers of Intellectual Property Rights. A licensee under this Article II may also transfer, or assign (as the case may be), with prompt notification to the applicable licensor under this Article II, and without such licensor's consent and without payment of additional fees or charges, the license or sublicense granted hereunder with respect to Intellectual Property Rights licensed or sublicensed hereunder to a purchaser of a facility or business in which or for which the Intellectual Property Rights licensed or sublicensed are used; provided, however, that the purchaser agrees in writing to be bound by the terms and conditions of use, termination, liability and non-disclosure contained herein. The right so assigned shall be limited to use of the Intellectual Property Rights licensed or sublicensed at or for the facility(ies) or business(es) so purchased, with permission to reassign to subsequent purchasers of such facility(ies) or business(es) under the same conditions.

     2.8 Infringements of Intellectual Property. All infringement or misappropriation of Intellectual Property Rights shall be the responsibility of the owner of the particular Intellectual Property Right, and nothing in this Agreement shall convey to another party the right to sue on an Intellectual Property Right licensed hereunder. All such rights to sue are expressly reserved and retained by the owner of such Intellectual Property Right. In the event that a licensee hereunder becomes aware of any alleged material infringement or misappropriation of an Intellectual Property Right licensed hereunder, such licensee shall promptly give notice to the licensor of the alleged infringement or misappropriation.

     2.9 Termination of Article II.

          (a) In the event that Sunoco Partners LLC is no longer the General Partner, then the grants of Intellectual Property Rights under this Article II shall terminate with respect to any Intellectual Property Rights invented, created, authored, disclosed, or developed thereafter and any Intellectual Property Rights invented, created, authored, disclosed, or developed after such termination shall not be the subject of a grant under this Article II.

          (b) Notwithstanding the termination of this Article II for any reason, all assignments, licenses and sublicenses of Intellectual Property Rights previously granted under this Article II by any Party hereto shall survive in all respects and all Parties shall be free to continue to exploit any assignments, licenses and sublicenses regarding such Intellectual Property Rights granted in this Article II after such termination. In addition, after termination, the provisions in Sections 2.2 - 2.8 shall continue to apply to Intellectual Property Rights assigned, licensed or sublicensed under this
Article II prior to such termination.

                                  ARTICLE III
                                Trademark License

     3.1 Grant of License. Subject to the other provisions of this Agreement, Licensors grant to the Licensees a non-exclusive, royalty-free, non-transferable, non-sublicensable license to use the Marks in connection with the Licensees' business and the services performed by the Partnership Group within the United States by using and displaying the Marks on storage

                                      -9-

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facilities, tanks, piping, pipelines, and related signage, and on business cards, advertisements, letterhead, and invoices (collectively the "Uses") in the Territory. The Parties acknowledge that certain of the licensees are currently using Licensors' Marks pursuant to an unwritten license agreement, and such prior license shall be subject to the terms and conditions of this Agreement. For the purposes of this Agreement, "Territory" shall mean the United States.

     3.2 Quality Control.

          (a) In order to comply with Licensors' quality control standards, Licensees shall: (i) use their commercially reasonable efforts to maintain the quality of the use of the Marks; (ii) adhere to such other specific reasonable quality control standards that Licensors may from time to time promulgate and communicate to Licensees with respect to the use of the Marks; (iii) comply with all federal, state and local laws and regulations governing the use of the Marks; and (iv) not alter or modify the Marks in any way.

          (b) Licensees must receive Licensor Approval for each new use of the Marks prior to each use of the Marks by Licensees. All uses of the Marks prior to the Closing Date in connection with the Assets shall be deemed to have received Licensor Approval. As used herein, "Licensor Approval" shall mean either (i) the receipt by Licensees of written approval from Licensors, or (ii) failure on the part of Licensors to respond within thirty (30) days after receipt by Licensors of a written request for approval by Licensees.

          (c) In furtherance of the purpose and intent expressed in subparagraphs 3(a) and (b) above:

               (i) Licensees shall submit to Licensors for Licensor Approval representative samples of each new use and an accurate, written description for each new use that Licensees propose. Any new uses of SUNOCO DIAMOND DESIGN must conform to such design use as reflected in Registration No. 2,504,441 or Application Serial No. 76/195,811.

               (ii) Licensees shall submit to Licensors for Licensor Approval samples of all new display plans, signage, invoices, business cards, stationary, labels, packaging (including cartons, containers and wrapping or packing materials) and, if applicable, all new advertising, promotional or display materials and sales documents bearing or using the Marks, all of which shall comply with the requirements set forth herein; and

               (iii) Licensees agree that if subsequent to Licensor Approval therefor any usage of the Marks on goods or services shall fail to meet the high standards of quality associated with the goods and services of Licensors, Licensees will, at their own expense, take all necessary measures to improve such usage, as applicable, to meet such standards.

          (d) In order to confirm that Licensees' use of the Marks complies with this Section 3.2, Licensors shall have the right, in their sole discretion, (i) to require that Licensees submit to Licensors representative samples of any materials bearing the Marks, and (ii) to inspect, without prior advance notice, any of Licensees' facilities, products, records and/or

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operations in connection with the use of the Marks. Licensees agree to maintain the same quality in the goods and services produced and offered, as reflected in the sample(s) submitted.

          (e) Any approval under this Article III shall not constitute a waiver of Licensors' rights or Licensees' duties under any provision of this Agreement. Licensor Approval shall not involve or constitute acceptance by Licensors of any particular use or be deemed approval of the safety of the goods and services of Licensees, or be construed to create, in any way, any guarantee or warranty on the part of Licensors as to the fitness, quality, workmanship, or character of the goods and services of Licensees or to authorize any liability for indebtedness or claims of damage, whatsoever by any third party against Licensors, or to impose any obligation on Licensors to purchase any of the goods and services.

          (f) For the purposes of obtaining Licensor Approval under this Article III, Licensors and Licensees designate the following individuals as the person to communicate regarding Licensor Approval:

                      if to Licensors:

                           Sunmarks, Inc.
                           Ten Penn Center
                           1801 Market Street
                           Philadelphia, Pennsylvania 19103
                           Attn:  Joseph D. Zulli, Esq.
                           Telecopy:

                               with a copy to:

                               Mike Kurtizkes
                               Vice President and General Counsel
                               Sunoco, Inc.
                               Ten Penn Center
                               1801 Market Street
                               Philadelphia, Pennsylvania 19103
                               Telecopy: (215) 977-3559

                      if to Licensees:

                           Sunoco Logistics Partners L.P.
                           c/o Sunoco Partners LLC, its general partner
                           Ten Penn Center
                           1801 Market Street
                           Philadelphia, Pennsylvania 19103
                           Attn:
                           Telecopy:

                               with a copy to:

                               Jeffrey W. Wagner
                               General Counsel and Secretary
                               Sunoco Partners LLC
                               1801 Market Street
                               Philadelphia, Pennsylvania 19103
                               Telecopy:  (215) 977-6878

Licensors and Licensees may change the foregoing by delivery in writing of such change in compliance with Section 4.3 of this Agreement. Communications regarding Requests for Licensor Approval shall be communicated in the same manner as delivery of notice under Section 4.3.

     3.3 Ownership. Licensees acknowledge that Licensors own all right, title and interest in the Marks and the goodwill associated with the Marks, and that any use of the Marks by Licensees and any goodwill associated with such use shall inure to the benefit of Licensors. Licensees agree that they shall never attack or contest or assist others in attacking or contesting the Marks or Licensors' rights in the Marks. Licensees agree not to register or attempt to register the Marks or any similar trade name, trademark or service mark, or cause the Marks or any similar trade name, trademark or service mark to be registered in any country, state or other jurisdiction whether within or outside the Territory. Licensors hereby reserve the exclusive worldwide right to use and register the Marks for use on, and in connection with, any goods and services. If Licensors require any specimens of use, or any photographic reproductions of other identifying materials of use by Licensees, for any filing for a trademark and service mark, Licensees shall promptly provide Licensors with same at Licensees' expense.

     3.4 Estoppel. Nothing in this Agreement shall be construed as conferring by implication, estoppel, or otherwise upon the Partnership Group (a) any license or other right under the trademark rights of Licensors other than the license granted herein to the Marks as set forth expressly herein or (b) any license rights other than those expressly granted herein.

     3.5 Warranties; Disclaimers.

         (a) Each Licensor represents and warrants that (i) it owns and has the right to license the Marks licensed under this Agreement and (ii) the Marks do not infringe upon the rights of any third parties.

         (b) EXCEPT FOR THE WARRANTIES AND REPRESENTATIONS DESCRIBED IN SECTION 3.5(a), LICENSORS DISCLAIM ANY AND ALL WARRANTIES, CONDITIONS OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN) WITH RESPECT TO THE LICENSE IN THIS
ARTICLE III, OR ANY PART THEREOF, INCLUDING ANY AND ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS OR SUITABILITY FOR ANY PURPOSE (WHETHER THE PARTY KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE IN FACT AWARE OF ANY SUCH PURPOSE) WHETHER

ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE OR BY COURSE OF DEALING.

     3.6 Indemnification. Licensees acknowledge that they will have no claim against Licensors for any damage to property or injury to persons arising out of or having any connection with Licensees' use of the Marks thereon, and Licensees agree to indemnify, hold harmless and defend Licensors from and against all suits, actions, claims, losses, damages and expenses (including attorneys' fees), of whatsoever kind and character, including but not limited to injury to Licensors' reputation, arising out of Licensees' use of the Marks thereon, or arising out of any allegedly unauthorized use of any trademark, by Licensees in connection with the manufacture, promotion, sale, performance or distribution of their goods and services.

     3.7 Infringement Proceedings.

         (a) Licensees shall promptly notify Licensors of any known, threatened or suspected infringement, imitation or unauthorized use of the Marks by any third party brought to the attention of Licensees, their officers or employees. Licensors, in their sole discretion, shall determine what action, if any, should be taken in response to any infringement, imitation or unauthorized use of the Marks by a third party. Licensees shall cooperate with Licensors in any action taken by Licensors to enforce Licensors' rights in the Marks. Licensees shall not take any action to prevent any infringement, imitation or unauthorized use of the Marks without the prior written approval of Licensors, which Licensors may withhold in their sole discretion.

         (b) Licensors shall have the sole right, at their expense, to defend and settle, for monetary and/or other damages, any claim made against Licensors or Licensees by a third party alleging that the use of the Marks by Licensees infringes upon any rights of others. Licensors expressly reserve the right to terminate this Agreement, pursuant to Section 3.8 below, to settle any such claim; provided, however, such right to settle shall not require any Licensee to pay any amounts in settlement without such Licensee's approval in writing. Licensees shall cooperate with and provide assistance to Licensors, at Licensors' expense.

     3.8 Termination of Trademark License.

         (a) The license granted by this Article III shall terminate automatically upon the expiration of the Applicable Period.

         (b) The Licensees may terminate the trademark license without cause during the Term upon ninety (90) days prior written notice to the Licensors.

         (c) Licensors may terminate the license granted in Section 3.1 of this Agreement if Licensees materially breach any of the provisions of this Article III, provided that Licensee shall have thirty (30) days after receiving written notice from Licensor within which to cure such breach. If Licensee has not cured such breach at the end of said thirty (30) day period, then Licensor may terminate the license granted in Section 3.1 of this Agreement by delivery of written notice terminating the license granted therein effective immediately.

         (d) In the event of a termination, Licensees, as promptly as practicable (but in no event more than 180 days) following the termination of the license granted in Article III, shall cease all use of the Marks in any form, including the Sunoco trade name, and including without limitation any advertising and other promotional uses, and any and all other names and marks confusingly similar thereto, and the license granted to Licensees under Article III shall terminate and revert to Licensors. Licensees shall use commercially reasonable efforts to remove the Marks promptly from all property owned or controlled by Licensees, including without limitation any stationery, signs, storage units, facilities, or promotional materials.

                                   ARTICLE IV
                                  Miscellaneous

     4.1 Choice of Law; Submission to Jurisdiction. This Agreement shall be subject to and governed by the laws of the Commonwealth of Pennsylvania, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each Party hereby submits to the jurisdiction of the state and federal courts in the Commonwealth of Pennsylvania and to venue in Philadelphia, Pennsylvania.

     4.2 Notice. All notices or requests or consents (other than those requests for Licensor Approval under Section 3.2) provided for by, or permitted to be given pursuant to, this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by telecopier or telegram to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address set forth below such Party's signature to this Agreement or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 4.2.

                      if to the Sunoco Entities:

                           Sunoco, Inc.
                           Ten Penn Center
                           1801 Market Street
                           Philadelphia, Pennsylvania 19103
                           Attn: Joseph D. Zulli, Esq.
                           Telecopy:

                           and

                           Sunmarks, Inc.
                           P.O. Box 389
                           Claymont, Delaware  19703
                           Attn: Joseph D. Zulli, Esq.
                           Telecopy

                               with a copy to:

                           Mike Kurtizkes
                           Vice President and General Counsel
                           Sunoco, Inc.
                           Ten Penn Center
                           1801 Market Street
                           Philadelphia, Pennsylvania 19103
                           Telecopy: (215) 977-3559

                      if to the Partnership Group

                        Sunoco Logistics Partners L.P.
                        c/o Sunoco Partners LLC, its general partner
                        1801 Market Street
                        Philadelphia, Pennsylvania 19103

                           with a copy to:

                           Jeffrey W. Wagner
                           General Counsel and Secretary
                           Sunoco Partners LLC
                           1801 Market Street
                           Philadelphia, Pennsylvania 19103
                           Telecopy:  (215) 977-6878

     4.3 Entire Agreement. This Agreement constitutes the entire agreement of the Parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

     4.4 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto; provided, however, that the Partnership may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of the General Partner, will adversely affect the holders of Common Units. Each such instrument shall be reduced to writing and shall be designated on its face an "Amendment" or an "Addendum" to this Agreement.

     4.5 Effect of Waiver or Consent. No waiver or consent, express or implied, by any Party to this Agreement or of any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder. Failure on the part of a Party to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder until the applicable statute of limitations period has run.

     4.6 Assignment. No Party shall have the right to assign its rights or obligations under this Agreement without the consent of the other Parties hereto.

     4.7 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

     4.8 Severability. If any provision of this Agreement shall be held invalid or unenforceable by a court or regulatory body of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

     4.9 Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

     4.10 Rights of Limited Partners. The provisions of this Agreement are enforceable solely by the Parties to this Agreement, and no Limited Partner of the Partnership shall have the right, separate and apart from the Partnership, to enforce any provision of this Agreement or to compel any Party to this Agreement to comply with the terms of this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on, and effective as of, the Closing Date.

                                    SUNOCO, INC.

                                    By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                    SUNOCO, INC. (R&M)

                                    By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                    SUNMARKS, INC.

                                    By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                    SUNOCO LOGISTICS PARTNERS L.P.

                                    By: Sunoco Partners LLC, its general partner

                                    By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                    SUNOCO LOGISTICS PARTNERS
                                    OPERATIONS L.P.

                                    By: Sunoco Logistics Partners GP LLC, its
                                        general partner

                                    By:
                                       --------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                  SUNOCO PARTNERS MARKETING &
                                  TERMINALS L.P.

                                  By: Sunoco RM (In) LLC, its general partner

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  SUNOCO PIPELINE L.P.

                                  By: Sun Pipe Line GP LLC, its general partner

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  SUNOCO PARTNERS LLC

                                  By:
                                     --------------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                   SCHEDULE I

Trademarks